UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2009

Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware	001-34224	75-2692967
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Bridgepoint Parkway Building Two, Suite 500 Austin, Texas	78730
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 7, 2009, our stockholders approved an amendment to our 1997 Incentive Plan to increase to the number of shares available for issuance under the 1997 Incentive Plan from the lesser of (i) 6,962,648 or (ii) 15% of the total number of shares of common stock outstanding at any time to the lesser of (i) 9,966,003 or (ii) 12% of the total number of shares of common stock outstanding at any time.

The 1997 Incentive Plan is administered by the Compensation Committee of our Board of Directors and participants are selected from among key employees who are employed by us or by our subsidiaries. The 1997 Incentive Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock, (v) cash awards, or (vi) performance awards.

A copy of the 1997 Incentive Plan is attached hereto as Exhibit 10.50 and is incorporated herein by reference. The description of the 1997 Incentive Plan in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the 1997 Incentive Plan.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 7, 2009, our stockholders approved an amendment to our Certificate of Incorporation to increase the number of shares of common stock which we are authorized to issue from 90 million shares to 180 million shares. The amendment to the Certificate of Incorporation became effective on October 7, 2009.

The Certificate of Amendment of the Certificate of Incorporation is attached hereto as Exhibit 3.5 and is incorporated herein by reference. The description of the amendment to the Certificate of Incorporation in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Certificate of Amendment of the Certificate of Incorporation.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit 3.5	Certificate of Amendment of Certificate of Incorporation of Brigham Exploration Company dated October 7, 2009

Exhibit 10.50	1997 Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: October 9, 2009

	By:	/s/ Eugene B. Shepherd, Jr.
Eugene B. Shepherd, Jr. Executive Vice President & Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit

Exhibit 3.5	Certificate of Amendment of Certificate of Incorporation of Brigham Exploration Company dated October 7, 2009

Exhibit 10.50	1997 Incentive Plan